EQ ADVISORS TRUSTSM

EQ/Goldman Sachs Growth Allocation Portfolio

SUPPLEMENT DATED JUNE 8, 2026, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

Effective immediately, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by deleting the first two paragraphs in their entirety and replacing them with the following:

Under normal market conditions, the Portfolio will seek to invest approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments. On a periodic basis (typically monthly), the Sub‑Adviser will rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these strategic allocations. During periods before or after such rebalancing, the Portfolio may deviate from its strategic allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: US Large Cap Equity, US Mid Cap Equity, US Small Cap Equity, European Equity, United Kingdom Equity and Japanese Equity. Under normal market conditions, approximately half of the Portfolio’s equity allocation will be invested in instruments that provide exposure to US Large Cap Equity, with the remainder being allocated to the other equity asset categories in an approximate percentage range of 0%‑20%, respectively. The allocations among the equity asset categories may be changed by the Sub‑Adviser without notice or shareholder approval. To gain exposure to each equity asset category, the Sub‑Adviser generally will invest the Portfolio’s assets in equity securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of an unmanaged index selected by the Sub‑Adviser that measures the equity market performance of the asset category. The Portfolio’s equity investments may include exchange traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub‑Adviser will periodically (typically monthly) rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities may be issued by issuers located in any developed country and may be denominated in any currency.

Effective immediately, the section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs and funds — Underlying ETFs” is amended by deleting all references to the EQ/Goldman Sachs Growth Allocation Portfolio.